UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  January 18, 2008
(Date of earliest event reported)
Grande Communications Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-115602	74-3005133
(State of incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification Number)

401 Carlson Circle, San Marcos, TX	78666
(Address of principal executive offices)	(Zip Code)

(512) 878-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction a.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 18, 2008, Grande Communications Holdings, Inc. (the “Company”) issued a press release announcing the Company’s intention to explore strategic alternatives to enhance shareholder value.  The Company has engaged Waller Capital to assist the Company in exploring alternatives.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are filed as a part of this report:

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANDE COMMUNICATIONS HOLDINGS, INC.

Date: January 18, 2008	By:	/s/ Michael L. Wilfley
Michael L. Wilfley
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 18, 2008.